Filed pursuant to Rule 497(e)
File Nos. 333-270997 and 811-23859

ADVISOR MANAGED PORTFOLIOS

Miller Value Partners Leverage ETF (MVPL)
(the “Fund”)

September 4, 2024

Supplement to the Fund’s Prospectus
dated January 24, 2024

Under the heading “Principal Investment Strategies” in the summary section of the Prospectus, the following sentence is hereby deleted:
Currently, the Leveraged ETF the Fund intends to invest in when in a leveraged position is the ProShares Ultra S&P 500 ETF (ticker: SSO).
The following sentence is added to the first paragraph under the heading “Principal Investment Strategies” in the summary section of the Prospectus:
Currently, the Leveraged ETFs the Fund intends to invest in when in a leveraged position include the ProShares Ultra S&P 500 ETF (ticker: SSO) and/or Direxion Daily S&P 500 Bull 2X Shares (ticker: SPUU).
All other references to “ProShares Ultra S&P 500 ETF” in the Prospectus are replaced with “Leveraged ETF.”

Please retain this supplement with your Prospectus for future reference.